UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                         FORM 8-K/A


                       CURRENT REPORT



                 Pursuant to Section 13 of the

                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 17, 1997


                Sears Credit Account Master Trust II
          (Exact name of registrant as specified in charter)


Illinois                33-79186-01            Not Applicable
(State of               (Commission            (IRS Employer
Organization)       File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807

(Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302)
888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events


     On March 17, 1997, Registrant made available the Monthly
Investor Certificateholders' Statements substantially in the form set forth as Exhibits 21(a) through 21(j), and as revised herein.


Item 7.   Financial Statements and Exhibits

21(a).    Series 1994-1 Monthly Investor Certificateholders'
          Statement related to the distribution of March 17, 1997 and reflecting the performance of the Trust during the Due Period ended in February 1997.

21(b).    Series 1994-2 Monthly Investor Certificateholders'
          Statement related to the distribution of March 17, 1997 and reflecting the performance of the Trust during the Due Period ended in February 1997.

21(c).    Series 1995-2 Monthly Investor Certificateholders'
          Statement related to the distribution of March 17, 1997 and reflecting the performance of the Trust during the Due Period ended in February 1997.

21(d).    Series 1995-3 Monthly Investor Certificateholders'
          Statement related to the distribution of March 17, 1997 and reflecting the performance of the Trust during the Due Period ended in February 1997.

21(e).    Series 1995-4 Monthly Investor Certificateholders'
          Statement related to the distribution of March 17, 1997 and reflecting the performance of the Trust during the Due Period ended in February 1997.

21(f).    Series 1995-5 Monthly Investor Certificateholders'
          Statement related to the distribution of March 17, 1997 and reflecting the performance of the Trust during the Due Period ended in February 1997.

21(g).    Series 1996-1 Monthly Investor Certificateholders'
          Statement related to the distribution of March 17, 1997 and reflecting the performance of the Trust during the Due Period ended in February 1997.

21(h).    Series 1996-2 Monthly Investor Certificateholders'
          Statement related to the distribution of March 17, 1997 and reflecting the performance of the Trust during the Due Period ended in February 1997.

21(i).    Series 1996-3 Monthly Investor Certificateholders'
          Statement related to the distribution of March 17, 1997 and reflecting the performance of the Trust during the Due Period ended in February 1997.


21(j).    Series 1996-4 Monthly Investor Certificateholders'
          Statement related to the distribution of March 17, 1997 and reflecting the performance of the Trust during the Due Period ended in February 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Sears Credit Account Master Trust II
                                   (Registrant)


                    By:  Sears Receivables Financing Group, Inc.
                              (Originator of the Trust)



                    By:  /S/ Gary D. Farrar
                         Gary D. Farrar
                         Vice President, Administration


Date:     April 15, 1997
                                 EXHIBIT INDEX


Exhibit No.


21(a).    Series 1994-1 Monthly Investor Certificateholders'
          Statement (March 17, 1997)

21(b).    Series 1994-2 Monthly Investor Certificateholders'
          Statement (March 17, 1997)

21(c).    Series 1995-2 Monthly Investor Certificateholders'
          Statement (March 17, 1997)

21(d).    Series 1995-3 Monthly Investor Certificateholders'
          Statement (March 17, 1997)

21(e).    Series 1995-4 Monthly Investor Certificateholders'
          Statement (March 17, 1997)

21(f).    Series 1995-5 Monthly Investor Certificateholders'
          Statement (March 17, 1997)

21(g).    Series 1996-1 Monthly Investor Certificateholders'
          Statement (March 17, 1997)

21(h).    Series 1996-2 Monthly Investor Certificateholders'
          Statement (March 17, 1997)

21(i).    Series 1996-3 Monthly Investor Certificateholders'
          Statement (March 17, 1997)

21(j).    Series 1996-4 Monthly Investor Certificateholders'
          Statement (March 17, 1997)